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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2005


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                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                     0-22818               22-3240619
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 2.02. Results of Operations and Financial Condition.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On September 1, 2005, The Hain Celestial Group, Inc. issued a press release announcing financial results for its fourth quarter and fiscal year ended June 30, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits


(c)   Exhibits. The following exhibits are filed herewith:


       Exhibit No.    Description

       99.1           Press Release of the Company dated September 1, 2005.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 1, 2005

                                    THE HAIN CELESTIAL GROUP, INC.
                                        (Registrant)


                                    By:   /s/ Ira J. Lamel
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                                          Name:    Ira J. Lamel
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer